SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) June 30, 2005

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

        001-06249                                        34-6513657
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

      On July 5, 2005, the Trust announced that effective June 24, 2005, its common shares of beneficial interest have been included in the new Russell MicrocapTM Index . A copy of the press release is attached hereto as exhibit 99.1.

ITEM 8.01 Other Events

      On June 30, 2005, First Union Real Estate Equity and Mortgage Investments (the "Trust") purchased whole pool three year adjustable-rate Fannie Mae guaranteed mortgage-backed securities with a principal balance of $121.2 million, a weighted average interest rate of 4.21% and a weighted average reset date of December 2007 for an aggregate purchase price of $122.3 million. The purchase price was funded using reserves of $4.1 million and financing obtained through a Repurchase Agreement, which re-prices monthly based upon the one-month LIBOR index. The Trust entered into an interest rate swap agreement in order to effectively fix the interest rate under the agreement at 4.04%. The Trust expects that the return on equity will be approximately 7.9% assuming no prepayments of underlying loans. There are a number of factors that can affect the ultimate return to the Trust, accordingly, there can be no assurance that the Trust will achieve this return.

ITEM 9.01 Financial Statements and Exhibits.

      (c)   Exhibits

      99.1  Press Release dated July 5, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of July 2005.

                                              FIRST UNION REAL ESTATE EQUITY AND
                                              MORTGAGE INVESTMENTS


                                              By: /s/ Peter Braverman
                                                  ------------------------------
                                                  Peter Braverman
                                                  President


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